Exhibit 99.5
FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
RIGHTS CERTIFICATES
ISSUED BY
HC2 HOLDINGS, INC.
This form, or one substantially equivalent hereto, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the Base Prospectus, dated September 9, 2020 (the “Base Prospectus”) and the Prospectus Supplement, dated October 7, 2020 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), of HC2 Holdings, Inc., a Delaware corporation (the “Company”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificates”), to the Subscription Agent listed below (the “Subscription Agent”) prior to 5:00 p.m., New York City Time, on November 20, 2020, unless extended in the sole discretion of the Company, including to provide additional time for the Company’s stockholders to approve an increase to the number of authorized shares of the Common Stock (as defined below) to 250 million shares (as it may be extended, the “Expiration Date”). Such form must be delivered by first class mail, overnight courier or sent by email transmission to the Subscription Agent, and must be received by the Subscription Agent prior to the Expiration Date. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus.
Payment of the subscription price of $2.27 per share of common stock, par value $0.001 per share (the “Common Stock”), subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Date even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. Each Right allows the holder thereof to subscribe for one share of Common Stock (the “Basic Subscription Privilege”). In addition, Rights holders that exercise their Basic Subscription Privilege also will be eligible to subscribe (the “Oversubscription Privilege”) at the same cash price of $2.27 per share up to that number of shares of Common Stock that are offered in the Rights Offering but are not purchased by the other Rights holders under their Basic Subscription Privilege. If an insufficient number of shares is available to fully satisfy the Oversubscription Privilege requests, the available shares will be sold pro rata, after eliminating all fractional shares, among Rights holders who exercised their Oversubscription Privilege based on the number of shares each Rights holder subscribed for under the Basic Subscription Privilege.
THE SUBSCRIPTION AGENT IS:

VOLUNTARY CORPORATE ACTIONS COY: HCHT

Computershare Trust Company, N.A.
Attn: Corporate Actions Voluntary Offer
P.O. Box 43011
Providence, RI 02940-3011

By Express Mail, Courier or Other Expedited Service:
Computershare Trust Company, N.A.
Attn: Corporate Actions Voluntary Offer
150 Royall Street, Suite V
Canton, MA 02021
If By Email: canoticeofguarantee@computershare.com
Telephone Number for Confirmation:
(855) 208-8902
If you have other questions or need assistance, please contact the Information Agent for the Rights Offering, Okapi Partners LLC, at (855) 208-8902 or via email at info@okapipartners.com.
Delivery of this instrument to an address other than as set forth above or transmission of this instrument via email other than as set forth above does not constitute a valid delivery. The above email address can only be used for delivery of this Notice of Guaranteed Delivery. Any transmission of other materials will not be accepted and will not be considered a valid submission for the offer.
The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or bank or trust company, must communicate this guarantee and the number of shares of Common Stock subscribed for in connection with this guarantee, (separately disclosed as to the Basic Subscription Privilege and the Oversubscription Privilege, subject, in the case of the Oversubscription Privilege, to proration, as described in the Prospectus) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m., New York City time, on the Expiration Date, guaranteeing delivery of (a) payment in full for all subscribed shares of Common Stock and (b) a properly completed and signed Rights Certificate (which certificate and full payment (at the subscription price of $2.27 per share of Common Stock) must then be delivered to the Subscription Agent no later than the close of business of the second business day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights.

VOLUNTARY CORPORATE ACTIONS COY: HCHT

Ladies and Gentlemen:
The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or a bank or trust company, having an office or correspondent in the United States, guarantees delivery to the Subscription Agent prior to 5:00 p.m., New York City time, on the second business day after the Expiration Date (November 24, 2020, unless extended, as described in the Prospectus) of (a) a properly completed and executed Rights Certificate and (b) payment in full for all subscribed shares of Common Stock. Participants should notify the Subscription Agent prior to covering through the submission of a physical security directly to the Subscription Agent based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).
Price for shares of Common Stock subscribed for under the Basic Subscription Privilege and for any additional shares of Common Stock subscribed for pursuant to the Oversubscription Privilege, subject, in the case of the Oversubscription Privilege, to proration, as described in the Prospectus, as subscription for such shares of Common Stock is indicated herein or in the Rights Certificate.
HC2 Holdings, Inc. Broker Assigned Control #

	Number of Rights		Subscription Price		Payment
Basic Subscription Privilege:		x	$2.27	=	$	(Line 1)
Oversubscription Privilege:		x	$2.27	=	$	(Line 2)
Total Payment Required				=	$	(Sum of Lines 1 and 2; must equal total of amounts in Boxes 3 and 4.)
Method of delivery of the Notice of Guaranteed Delivery (check one):
☐    is being delivered to the Subscription Agent herewith
Or
☐    has been delivered through DTC
Please reference below the registration of the rights to be delivered.
PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of rights or any delivery through DTC.

VOLUNTARY CORPORATE ACTIONS COY: HCHT

___________________________________
Name of Firm
___________________________________
Authorized Signature
___________________________________
DTC Participant Number
___________________________________
Title
___________________________________
Address Name (Please Type or Print)
___________________________________
Zip Code
___________________________________
Phone Number
___________________________________
Contact
___________________________________
Name
___________________________________
Date

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.

VOLUNTARY CORPORATE ACTIONS COY: HCHT